UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2002

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

420 Montgomery Street, San Francisco, California 94163
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-800-411-4932

Not applicable
(Former name or former address, if changed since last report)

Item 7:    Financial Statements and Exhibits

On December 30, 2002, Wells Fargo & Company issued its Notes Linked to the Nasdaq-100 Index® due January 4, 2008. The purpose of this Current Report is to file with the Securities and Exchange Commission the form of the Note related to such issuance.

(c)	Exhibits

4.1	Form of Note Linked to the Nasdaq-100 Index® due January 4, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on December 30, 2002

WELLS FARGO & COMPANY

By	/s/ Richard D. Levy

Richard D. Levy Senior Vice President and Controller

Index to Exhibits

Exhibit No.	Description	Method of Filing
4.1	Form of Note Linked to the Nasdaq-100 Index® due January 4, 2008	Electronic Transmission

4